SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                              ---------------------



                Date of Report (Date of earliest event reported):
                         March 18, 1998 (March 16, 1998)



                            H. F. Ahmanson & Company
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             (Exact name of registrant as specified in its charter)


     Delaware                      1-8930                      95-0479700
--------------------       ------------------------          -------------------
  (State of                (Commission File Number)            (IRS Employer
incorporation)                                               Identification No.)


4900 Rivergrade Road, Irwindale, California                      91706
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(Address of principal executive offices)                       (Zip Code)


                                 (626) 960-6311
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


                                       N/A
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         (Former name or former address, if changed since last report)



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Item 5.           Other Events.

         (a) Agreement of Merger with Washington Mutual. On March 16, 1998, H.
F. Ahmanson & Company, a Delaware corporation ("Ahmanson") and Washington Mutual, Inc., a Washington corporation ("Washington Mutual"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Ahmanson will merge with and into Washington Mutual (the "Merger"). Following execution of the Merger Agreement, Ahmanson and Washington Mutual entered into a Stock Option Agreement, dated as of March 16, 1998 (the "Stock Option Agreement"), pursuant to which Ahmanson granted to Washington Mutual an option (the "Option") to acquire up to 21,796,426 shares (representing approximately 19.9% of the outstanding shares) of Ahmanson Common Stock, par value $.01 per share (the "Ahmanson Common Stock"), at a price per share equal to $79.86. The option is exercisable only upon the occurrence of certain events, including: an agreement by Ahmanson to enter into certain business combinations with a third party or the acquisition of beneficial ownership by a third party of 25% or more of the Ahmanson Common Stock.

         In connection with the Merger Agreement and the Stock Option Agreement, Ahmanson amended the Rights Agreement, dated as of November 7, 1997 (the "Rights Agreement"), between Ahmanson and First Chicago Trust Company of New York, as rights agent, in order to exclude from the definition of "Acquiring Person" (as defined in the Rights Agreement) a person whose beneficial ownership of Ahmanson Common Stock consists solely of one or more of the following, among others: shares of Ahmanson Common Stock beneficially owned pursuant to the grant or exercise of an option granted in connection with a merger agreement, shares of Ahmanson Common Stock beneficially owned by such person at the time of grant of such option, or the right to acquire shares of Common Stock as a result of entering into any such merger agreement.

         The Merger Agreement, the Stock Option Agreement, the amendment to the Rights Agreement and the joint press release issued March 17, 1998 by Ahmanson and Washington Mutual regarding the Merger appear as exhibits to this report and are incorporated herein by reference. The foregoing summary is qualified in its entirety by reference to such documents, as well as the Rights Agreement (which also is incorporated by reference herein).

         (b) Termination of Stock Repurchase Program. On March 17, 1998, Ahmanson issued a press release announcing that its Board of Directors had terminated its remaining stock repurchase program. The press release appears as an exhibit to this report and is incorporated herein by reference. The foregoing summary is qualified in its entirety by reference to such press release.


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


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

              (a)    Not Applicable.

              (b)    Not Applicable.

              (c)    Exhibits

              The following exhibits are filed with this Current Report on Form 8-K:

Exhibit
Number         Description

2              Agreement and Plan of Merger, dated as of March
               16, 1998, by and between H. F. Ahmanson & Company and Washington Mutual, Inc.

4.1 Rights Agreement, dated as of November 7, 1997 between H. F. Ahmanson & Company and First Chicago
               Trust Company of New York, as rights agent
               (incorporated by reference to exhibit 4 to Ahmanson's Current Report on Form 8-K filed on November 7, 1997).

4.2 Amendment to Rights Agreement, dated as of March 16, 1998, to Rights Agreement, dated as of November 7, 1997 between H. F. Ahmanson & Company and First Chicago Trust Company of New York, as rights agent.

10             Stock Option Agreement, dated as of March 16,
               1998, by and between H. F. Ahmanson & Company and
               Washington Mutual, Inc.

20.1           Joint Press Release, dated March 17, 1998.

20.2           Ahmanson Press Release, dated March 17, 1998.





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


                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       H. F. AHMANSON & COMPANY



                                       By:/s/ Madeleine A. Kleiner
                                          ------------------------------------
                                          Madeleine A. Kleiner
                                          Senior Executive Vice President
                                          and General Counsel





Date: March 17, 1998



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


                                  EXHIBIT INDEX


Exhibit No.           Description
-----------           -----------

2                     Agreement and Plan of Merger,
                      dated as of March 16, 1998, by
                      and between H. F. Ahmanson &
                      Company and Washington Mutual,
                      Inc.

4.1                   Rights Agreement, dated as of
                      November 7, 1997 between H. F.
                      Ahmanson & Company and First
                      Chicago Trust Company of New
                      York, as rights agent
                      (incorporated by reference to
                      exhibit 4 to Ahmanson's Current
                      Report on Form 8-K filed November
                      7, 1997).

4.2                   Amendment to Rights Agreement,
                      dated as of March 16, 1998, to
                      Rights Agreement, dated as of
                      November 7, 1997 between H. F.
                      Ahmanson & Company and First
                      Chicago Trust Company of New
                      York, as rights agent.

10                    Stock Option Agreement, dated as
                      of March 16, 1998, by and between
                      H. F. Ahmanson & Company and
                      Washington Mutual, Inc.

20.1                  Joint Press Release, dated March
                      17, 1998.

20.2                  Ahmanson Press Release. dated March
                      17, 1998.













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